Exhibit 10.21
Amendment No. 3, Waiver and Consent to Amended and Restated Credit Agreement
          This Amendment No. 3, Waiver and Consent dated as of February ___, 2007 (this “Amendment No. 3”), among HLI Operating Company, Inc., a Delaware corporation (the “Borrower”), Hayes Lemmerz International, Inc., a Delaware corporation (“Holdings”), and Citicorp North America, Inc. (“CNAI”), as Administrative Agent on behalf of each Lender executing a Lender Consent (as defined below) amends certain provisions of the Amended and Restated Credit Agreement, dated as of April 11, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the Lenders and Issuers (in each case as defined therein) party thereto, CNAI, as Agent for the First Lien Lenders (as defined therein), CNAI, as Agent for the Term C Lenders (as defined therein), CNAI, as Collateral Agent for the Secured Parties, Lehman Commercial Paper Inc., as Syndication Agent, General Electric Capital Corporation, as Documentation Agent, and Citigroup Global Markets Inc. and Lehman Brothers Inc., as Joint Book-Running Lead Managers and Joint Lead Arrangers.
WITNESSETH:
          Whereas, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement;
          Whereas, the Borrower and the Administrative Agent wish to enter into this Amendment for the purpose of giving effect to such modifications in each case as more particularly set forth herein;
          Whereas, the Borrower desires to enter into the assets sale transaction described on Annex A hereto (the “Specified Transaction”) and has requested that the Administrative Agent and the Requisite Lenders consent to the Specified Transaction;
          Whereas, pursuant to Section 11.1(a) (Amendments, Waivers, Etc.) of the Credit Agreement, the consent of the Requisite Lenders is required to effect the amendments set forth herein;
          Whereas, the Lenders party to the Lenders’ Consent (constituting the Requisite Lenders) and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to (a) consent to the Specified Transaction and (b) amend the Credit Agreement as set forth herein;
          Now, Therefore, in consideration of the above premises, the Borrower and the Administrative Agent, at the direction of the Lenders constituting the Requisite Lenders, agree as follows:
ARTICLE I
DEFINITIONS
          Section 1.1 Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

ARTICLE II
CONSENT AND WAIVER
          Effective as of the Amendment Effective Date and subject the satisfaction (or due waiver) of the conditions set forth in Article IV (Conditions Precedent to the Effectiveness of this Amendment No. 3) hereof, the Lenders party to the Lenders’ Consent, constituting the Requisite Lenders, and the Administrative Agent hereby consent to the Specified Transaction described on Annex A and agree that the Specified Transaction shall not constitute an “Asset Sale” for purposes of (i) the obligation in Section 2.10 (Mandatory Prepayment) of the Credit Agreement and (ii) limitations in Section 8.4 (Sale of Assets) of the Credit Agreement.
ARTICLE III
AMENDMENT TO ARTICLE VIII (NEGATIVE COVENANTS)
          Clause (c) of Section 8.6 (Prepayment and Cancellation of Indebtedness) of the Credit Agreement shall be amended by (a) deleting the word “and” immediately before subclause (xi) thereof and (b) at the end of clause (c) (but before the period therein), inserting the following as a new subclause (xii) thereof:
          “, and (xii) convert any Senior Notes to common Stock of Holdings”
ARTICLE IV
CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT NO. 3
          Section 4.1 Effectiveness. This Amendment No. 3 shall become effective, on the date each of the following conditions precedent is satisfied or duly waived by the Requisite Lenders (the “Amendment Effective Date”):
          (a) Documentation. The Administrative Agent shall have received on or prior to the Amendment Effective Date each of the following, each dated the Amendment Effective Date unless otherwise indicated or agreed to by the Administrative Agent, in form and substance satisfactory to the Administrative Agent:
          (i) this Amendment No. 3 executed by the Borrower and Holdings;
          (ii) the Consent and Agreement in the form attached hereto as Exhibit A, executed by each of the Guarantors;
          (iii) Acknowledgment and Consents, in the form set forth hereto as Exhibit B (each, a “Lender Consent”), executed by the Lenders constituting the Requisite Lenders; and
          (iv) such additional documentation as the Administrative Agent may reasonably require.
          (b) Fees and Expenses. The Borrower shall have paid:
          (i) unless otherwise agreed by the Administrative Agent, all outstanding fees, costs and expenses owing to the Administrative Agent, including the reasonable fees, expenses and disbursements of all legal counsel for the Administrative Agent; and

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          (ii) the legal fees set forth on Annex B hereto.
ARTICLE V
MISCELLANEOUS
          Section 5.1 Subsidiary Guarantors. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof the Consent and Agreement in the form attached hereto as Exhibit A sets forth the true and correct name of each Subsidiary Guarantor.
          Section 5.2 Reference to and Effect on the Loan Documents.
          (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment No. 3 and the Credit Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Credit Agreement shall be modified as necessary to reflect the changes made in this Amendment No. 3 as of the Amendment Effective Date.
          (b) Except as specifically amended or waived above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and all obligations and liabilities of the Loan Parties thereunder shall remain in full force and effect and each of which is hereby reaffirmed.
          (c) The execution, delivery and effectiveness of this Amendment No. 3 shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender, any Issuer, or the Administrative Agent under the Credit Agreement or any Loan Document nor constitute an amendment or waiver of any provision of the Credit Agreement or any Loan Document.
          (d) This Amendment No. 3 is a Loan Document.
          Section 5.3 Costs and Expenses. The Borrower agrees to pay on demand in accordance with the terms of Section 11.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment No. 3, and all other Loan Documents entered into in connection herewith, including the reasonable fees, expenses and disbursements of Weil, Gotshal & Manges LLP and other counsel for the Administrative Agent with respect thereto.
          Section 5.4 Titles. The Section titles contained in this Amendment No. 3 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
          Section 5.5 Execution in Counterparts. This Amendment No. 3 may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.
          Section 5.6 Notices. All communications and notices to the Administrative Agent hereunder shall be given as provided in the Credit Agreement.

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          Section 5.7 Severability. If any term or provision set forth in this Amendment No. 3 shall be invalid or unenforceable, the remainder of this Amendment No. 3, or the application of such terms or provisions to persons or circumstances, other than those to which it is held unenforceable, shall not in any way be affected or impaired thereby.
          Section 5.8 Successors. The terms of this Amendment No. 3 shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or assigns.
          Section 5.9 Governing Law. This Amendment No. 3 shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.
[signature pages follow]

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     IN WITNESS WHEREOF, this Amendment No. 3 has been duly executed on the date set forth above.

HLI Operating Company Inc., as Borrower
By:
Name:
Title:

Hayes Lemmerz International, Inc., as Holdings
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT No. 3.

Citicorp North America, Inc., as First Lien Agent, Second Lien Agent, and Collateral Agent
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT No. 3.

Annex A
Specified Transaction
Diversified Machine, Inc. will purchase 100% of the issued and outstanding stock of each of Hayes Lemmerz International — Bristol, Inc. and Hayes Lemmerz International — Montague, Inc. for approximately $32,000,000, including the assumption of $5,200,000 of debt, after taking into account adjustments for (i) capital expenditures relative to the capital budget, (ii) non-production inventory levels and (iii) working capital levels, in each case, measured as of the closing date.

Annex B
Legal Fees
[To be provided.]

Exhibit A
Consent, Agreement and Affirmation of Guaranty
          Each of the undersigned Guarantors hereby consents to the terms of the foregoing Amendment No. 3 and agrees that the terms of this Amendment No. 3 shall not affect in any way its obligations and liabilities under any Loan Document, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.
Hayes Lemmerz International, Inc.
HLI Parent Company, Inc.
Hayes Lemmerz International – Bristol, Inc.
Hayes Lemmerz International – California, Inc.
Hayes Lemmerz International – Commercial Highway, Inc.
Hayes Lemmerz International – Georgia, Inc.
Hayes Lemmerz International – Homer, Inc.
Hayes Lemmerz International – Howell, Inc.
Hayes Lemmerz International – Huntington, Inc.
Hayes Lemmerz International – Kentucky, Inc.
Hayes Lemmerz International – Laredo, Inc.
Hayes Lemmerz International – Montague, Inc.
Hayes Lemmerz International – Sedalia, Inc.
Hayes Lemmerz International – Southfield, Inc.
Hayes Lemmerz International – Technical Center, Inc.
Hayes Lemmerz International – Wabash, Inc.
Hayes Lemmerz International Import, Inc.
HLI Brakes Holding Company, Inc.
HLI Commercial Highway Holding Company, Inc.
HLI Powertrain Holding Company, Inc.
HLI Realty, Inc.
HLI Services Holding Company, Inc.
HLI Suspension Holding Company, Inc.
HLI Wheels Holding Company, Inc.

By:
Name:
Title:

GUARANTORS’ CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY TO AMENDMENT NO. 3

Exhibit B
Acknowledgement And Consent
To: Citicorp North America, Inc.
388 Greenwich Street
New York, New York 10013
Attention: Keith Gerding
Re: HLI Operating Company, Inc.
     Reference is made to the Amended and Restated Credit Agreement, dated as of April 11, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HLI Operating Company, Inc., a Delaware corporation, as Borrower, Hayes Lemmerz International, Inc., a Delaware corporation, as Holdings, the Lenders (as defined therein), the Issuers (as defined therein), Citicorp North America, Inc., as Agent for the First Lien Lenders (as defined therein), as Agent for the Term C Lenders (as defined therein) and as Collateral Agent for the Secured Parties, Lehman Commercial Paper, Inc., as Syndication Agent, and General Electric Capital Corporation as Documentation Agent. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.
     The Borrower has requested that the Lenders consent to an amendment, waiver and consent to the Credit Agreement on the terms described in Amendment No. 3, Waiver and Consent to the Credit Agreement (“Amendment No. 3”), the form of which is attached hereto.
     Pursuant to Section 11.1(a) (Amendments, Waivers, Etc.) of the Credit Agreement, the undersigned Lender hereby consents to the terms of Amendment No. 3 and authorizes the Administrative Agent to execute and deliver Amendment No. 3 on its behalf.

Very truly yours,

[NAME OF LENDER]

By:

Name:
Title:
Dated as of February ___, 2007

LENDERS’ ACKNOWLEDGEMENT AND CONSENT TO AMENDMENT NO. 3